                                                                      EXHIBIT 4E

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                      METROPOLITAN FINANCIAL CORPORATION

                                      AND

                   AMERICAN STOCK TRANSFER AND TRUST COMPANY

                                 WARRANT AGENT

                             ____________________



                               WARRANT AGREEMENT



                             ____________________



                         Dated as of November 20, 1990

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     WARRANT AGREEMENT, dated as of November 20, 1990, between Metropolitan
Financial Corporation, a Delaware corporation (the "Company"), and American Stock Transfer and Trust Company, a New York corporation (said corporation, and any successor which shall become such in the manner prescribed in this Agreement, being herein called the "Warrant Agent").

     WHEREAS, the Company proposes to issue and sell up to 488,750 Units (the "Units"), each Unit consisting of one share of $2.875 Cumulative Perpetual Preferred Stock, Series B, of the Company, par value $.01 per share (the class or series of such Preferred Stock being hereinafter called the "Preferred Stock" and the Preferred Stock comprising part of a Unit being hereinafter called the "Unit Preferred Stock"), and one Warrant (the "Warrant") entitling the holder thereof to purchase one-half of one share of Common Stock of the Company, par value $.01 per share (the class of such Common Stock being hereinafter called the "Common Stock") and the Common Stock issuable upon exercise of a Warrant comprising part of a Unit being hereinafter called the "Warrant Common Stock"); and

     WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the holders thereof; and

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of the certificates evidencing the Warrants to be issued under this Agreement (the "Warrant Certificates") and the exercise of the Warrants: and

     WHEREAS, it is desired that the Warrants and the Unit Preferred Stock will not be separately transferable until after the close of business on the Distribution Date (as hereinafter defined), after which the Warrant Agent shall mail the certificates for the Unit Preferred Stock to the registered holders of the Warrants as of the close of business on such Distribution Date; prior to the close of business on such Distribution Date, each holder of one Warrant will be the beneficial owner of one share of Unit Preferred Stock;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     Section 1.  Appointment of Warrant Agent.  The Company hereby appoints the
                 ----------------------------
Warrant Agent to act as agent for the Company in accordance with the instructions in this Agreement hereinafter set forth, and the Warrant Agent hereby accepts such appointment.

     Section 2.  Issue of Preferred Stock Certificates.  The certificates for
                 -------------------------------------
the Preferred Stock until after the close of business on February 19, 1991 or such earlier date as the Company may publicly announce with the consent of Dain Bosworth Incorporated and Piper, Jaffray & Hopwood Incorporated, with written notice of
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such determination to be given by the Company to the Warrant Agent (the earlier of such dates herein called the "Distribution Date"), will be held by the Warrant Agent as custodian for the holders of the Units unless the Distribution Date is earlier than the close of business on the date of issue and sale of the Units by the Company (the "Closing"). Until after the close of business on the Distribution Date (unless the Distribution Date is prior to the Closing), the Unit Preferred Stock will be evidenced by the Warrant Certificates registered in the names of the holders of the Warrants, which certificates shall bear a legend substantially of the following tenor and purport:

          "Under the terms of the Warrant Agreement, dated as of November 20, 1990, between the Company and American Stock Transfer and Trust Company, as Warrant Agent, the Company has deposited with the Warrant Agent one share of $2.875 Cumulative Perpetual Preferred Stock, Series B, of the Company, par value $.01 per share, for each Warrant to purchase one-half of one share of Common Stock of the Company represented hereby. Until 4:00 p.m., Minneapolis, Minnesota time, on the "Distribution Date" (as defined below), the registered owner of Warrants represented by this certificate is the beneficial owner of such number of shares of Preferred Stock. As soon as practicable after 4:00 p.m., Minneapolis, Minnesota time, on February 19, 1991 or such earlier date as may be publicly announced by the Company with the consent of Dain Bosworth Incorporated and Piper, Jaffray & Hopwood Incorporated (the earlier of such dates being the "Distribution Date"), the Warrant Agent will mail (by first-class, insured, postage prepaid mail) to the holder in whose name the Warrants represented by this Certificate are registered as of 4:00 p.m., Minneapolis, Minnesota time, on the Distribution Date, at the address of such holder as such address shall appear on the records of the Warrant Agent, a certificate evidencing such shares of Preferred Stock registered in the name of such holder. Ownership of such Preferred Stock is not transferable until after the 4:00 p.m., Minneapolis, Minnesota time, on the Distribution Date, except by and in connection with the transfer of the Warrants represented by this certificate, and every transfer hereof by the holder hereof at or prior to such time on the Distribution Date shall effect the transfer of the beneficial interest of such holder in the Preferred Stock. After 4:00 p.m., Minneapolis, Minnesota time, on the Distribution Date, the holder of the Warrants represented by this certificate is not, by virtue of being such holder, the beneficial owner for the Preferred Stock. By accepting the warrants represented by this Certificate, the holder hereof shall (prior to 4:00 p.m., Minneapolis, Minnesota time on the Distribution Date) possess all other rights and obligations of a holder of Preferred Stock as fully and effectually as if he had received the same."

     Until after the close of business on the Distribution Date (unless the Distribution Date is prior to the Closing), the right to receive Unit Preferred Stock will be transferable only in connection with the transfer of the Warrants represented by certificates bearing the above legend.

     For purposes of this Agreement, the term "close of business" on any given date shall mean 4:00 p.m., Minneapolis, Minnesota time, on such date; provided, however, that if such date is not a business day it shall mean 4:00 p.m. Minneapolis, Minnesota time, on the next succeeding business day. For purposes of this Agreement the term "business day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in Minneapolis, Minnesota are authorized or obligated by law to be closed.

     Section 3.  Distribution of Preferred Stock Certificates.  As soon a
                 --------------------------------------------
practicable after the Distribution Date (unless the Distribution Date is prior to the Closing in which case the Closing Date shall control), the Warrant Agent, as custodian, will mail, by first-class, insured, postage prepaid mail, to record holders of the Warrants as of the close of business on the Distribution Date, as shown by the records maintained by the Warrant Agent in accordance with
Section 7 hereof, at the address of such holders shown on such records, a certificate evidencing one share of Unit Preferred Stock for each Warrant so held.

     Section 4.  Date, Denomination and Execution of Warrant Certificates.  The
                 --------------------------------------------------------
Warrant Certificates (and the Form of Election to Purchase and the Form of Assignment to be printed on the reverse thereof) shall be in registered form only and shall be substantially of the tenor and purport recited in Exhibit A hereto together with the legend set forth in Section 2 hereof, if issued prior to the close of business on the Distribution Date, and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange on which the Unit Preferred Stock or the Warrants may be listed, or to conform to usage. The Warrant Certificates, whenever issued, shall be dated as of November 20, 1990 and shall entitle the registered holders thereof, subject to the provisions of this Agreement and of the Warrant Certificate, to purchase, subject to adjustment as provided in Section 10 hereof, one-half of one fully paid and nonassessable share of Common Stock for each Warrant evidenced by such Warrant Certificates at the price per share set forth therein.

     The Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, the President or a Vice President either manually or by facsimile signature printed thereon, which shall be attested by the Treasurer or an

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Assistant Treasurer or the Secretary or an Assistant Secretary of the Company,
either manually or by facsimile signature. The Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company.

     Section 5.  Maintenance of Office or Agency.  The Warrant Agent, or, if
                 -------------------------------
there shall be no such Warrant Agent, the Company, shall at all times maintain an office or agency at which shall be kept and maintained books for registration of ownership and transfer of ownership in accordance with Section 7 hereof and at which Warrants may be exercised in accordance with Section 9 hereof. Such office or agency shall initially be the corporate trust office of the Warrant Agent.

     Section 6.  Issuance of Warrant Certificates.  Upon execution of this
                 --------------------------------
Agreement, Warrant Certificates shall be countersigned and delivered by the Warrant Agent only upon written order of the Company signed by its Chairman, President or a Vice President, and its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary.

     Subsequent to their original issuance, no Warrant Certificates shall be reissued except (i) Warrant Certificates issued upon transfer thereof in accordance with Section 7 hereof, (ii) Warrant Certificates issued upon any combination, split-up or exchange of Warrant Certificates pursuant to Section 7 hereof, (iii) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 8 hereof,
(iv) Warrant Certificates issued upon the partial exercise of Warrant Certificates to evidence the unexercised portion of such Warrant Certificates pursuant to Section 9 hereof and (v) Warrant Certificates issued to reflect any adjustment or change in the Purchase Price or the number or kind of shares purchasable thereunder pursuant to Section 25 hereof. The Warrant Agent is hereby irrevocably authorized to countersign and deliver, in accordance with the provisions of said Sections 7, 8, 9 and 25, the new Warrant Certificates required for the purposes thereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purposes.

     Section 7.  Transfers and Exchanges of Warrant Certificates.  The Warrant
                 -----------------------------------------------
Agent will keep or cause to be kept books for registration of ownership and transfer of ownership of the Warrant Certificates issued hereunder. Such registers shall

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show the names and addresses of the respective holders of the Warrant
Certificates and the number of Warrants evidenced by each such Warrant Certificate.

     The Warrant Agent shall transfer, from time to time, any outstanding Warrants upon the books to be maintained by the Warrant Agent for that purpose, upon surrender of the Warrant Certificate evidencing such Warrants, with the Form of Assignment duly filled in and executed, to the Warrant Agent, at its principal corporate trust offices in New York, New York or at an office maintained for such purpose at any time prior to the close of business on November 20, 2000 (herein called the "Expiration Date"), and upon payment to the Warrant Agent for the account of the Company of an amount equal to any applicable transfer tax, any other taxes or governmental charges which the Company may be required by law to collect in respect of such exercise and any other amounts required pursuant to the Warrant Certificate. Such payment may be made in cash or by check, bank draft or money order, payable in lawful money of the United States of America to the order of the Warrant Agent.

     Upon receipt of a Warrant Certificate, with the Form of Assignment duly filled in and executed, accompanied by the required payment, the Warrant Agent shall promptly countersign and deliver to the transferee a new Warrant Certificate for the number of full Warrants transferred to such transferee; provided, however, in case the registered holder of any Warrant Certificate shall elect to transfer fewer than all of the Warrants evidenced by such Warrant Certificate, the Warrant Agent in addition shall promptly countersign and deliver to such registered holder a new Warrant Certificate or Certificates for the number of full Warrants not so transferred.

     Any Warrant Certificate or Certificates may be exchanged at the option of the holder thereof for another Warrant Certificate or Certificates of different denominations, of like tenor and representing in the aggregate the same number of Warrants, upon surrender of such Warrant Certificate or Certificates, with the Form of Assignment duly filled in and executed, to the Warrant Agent, at any time or from time to time after the close of business on the Distribution Date and prior to the close of business on the Expiration Date.

     Section 8.  Mutilated, Destroyed, Lost or Stolen Warrant Certificates.
                 ---------------------------------------------------------
Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them and reimbursement to them of all reasonable expenses incidental thereto, and, in the case of mutilation, upon surrender and cancellation of the Warrant Certificate, the Warrant Agent shall countersign and deliver a new Warrant Certificate of like tenor for the same number of Warrants.

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

     Section 9.  Duration and Exercise of Warrants.  The Purchase Price for
                 ---------------------------------
the Common Stock purchasable pursuant to the exercise of Warrants (each of which shall be exercisable to purchase one-half of one share of Common Stock), commencing as of the date hereof, shall be $12.50 per share of Common Stock in lawful money of the United States of America, which Purchase Price shall hereafter be subject to adjustment as provided in Section 10 hereof. Except as the context otherwise requires, the term "Purchase Price" as used in this Agreement shall mean the Purchase Price then in effect as of the relevant date and shall reflect all adjustments made in accordance with the provisions of
Section 10 hereof. Each Purchase Price shall continue in effect until further adjusted pursuant to the provisions of Section 10 hereof.

     The registered holder of any Warrant Certificates may, subject to Section 11 hereof, exercise each Warrant evidenced thereby, to purchase one-half of one share of Common Stock at any time or in part from time to time, after the close of business on the Distribution Date, and at or prior to the close of business on November 20, 2000 (at which time the Warrant Certificates shall be and become wholly void and of no value).

     Exercise of Warrants shall be accomplished upon surrender of the Warrant Certificate evidencing such Warrants, with the Form of Election to Purchase on the reverse side thereof duly filled in and executed, to the Warrant Agent at its principal corporate trust offices in New York, New York or at an office maintained for such purpose together with payment to the Warrant Agent for the account of the Company of the Purchase Price (as of the date of such surrender) for each share of Common Stock then being purchased and an amount equal to any applicable transfer tax, and, if requested by the Company, any other taxes or governmental charges which the Company may be required by law to collect in respect of such exercise and any other charges required pursuant to the Warrant Certificate. Payment of the Purchase Price and other charges may be made in cash or by check, bank draft or money order payable in lawful money of the United States of America to the order of the Warrant Agent. No adjustment shall be made for any cash dividends, whether paid or declared, on any shares of Common Stock issuable upon exercise of a Warrant.

     Upon receipt of a Warrant Certificate, with the Form of Election to Purchase duly filled in and executed, accompanied by payment of the Purchase Price for the Common Stock to be purchased (and of an amount equal to any applicable taxes, governmental or other charges as aforesaid), the Warrant Agent shall promptly requisition from the Transfer Agent of the Common Stock of the Company and deliver to or upon the order of the registered holder of such Warrant Certificate, in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of Common Stock to be purchased, together

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

with cash made available by the Company pursuant to Section 11 hereof in respect of any fraction of a share of such stock otherwise issuable upon such exercise.

     In case the registered holder of any Warrant Certificate shall exercise fewer than all of the Warrants evidenced by such Warrant Certificate, the Warrant Agent shall promptly countersign and deliver to the registered holder of such Warrant Certificate, or to his duly authorized assigns, a new Warrant Certificate or Certificates evidencing the number of Warrants that were not so exercised. The Warrant Agent may deem and treat the person named as the registered holder on the face of the Warrant Certificate and of the Common Stock as the true and lawful owner thereof for all purposes.

     Each person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of such shares represented thereby and such certificate shall be dated the date upon which the Warrant Certificate was duly surrendered in proper form and payment of the Purchase Price (and of any applicable taxes, governmental or other charges) was made; provided, however, that if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the stock transfer books of the Company are open. The Company covenants and agrees that it shall not cause its stock transfer books to be closed for a period of more than ten consecutive business days except upon consolidation, merger, sale of all or substantially all of its assets, dissolution or liquidation.

     Section 10. Adjustments of Number and Kind of Shares Purchasable and
                 --------------------------------------------------------
Purchase Price. The initial number of shares of Common Stock purchasable upon
--------------
exercise of a Warrant and the Purchase Price shall be subject to adjustment from time to time upon the occurrence, after the date hereof, of the following events:

     (A) In case the Company shall (1) pay a dividend in, or make a distribution of, shares of Common Stock or of the Company's capital stock convertible into Common Stock on its outstanding Common Stock, (2) subdivide its outstanding shares of Common Stock into a greater number of such shares or (3) combine its outstanding shares of Common Stock into a smaller number of such shares, the total number of shares of Common Stock and the number of shares of capital stock convertible into Common Stock purchasable upon the exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the holder of any Warrant Certificate thereafter surrendered for the purchase of Common Stock shall be entitled to receive at the same aggregate Common Stock Purchase Price the number of shares of Common Stock and the number of shares of the Company's capital stock convertible into Common Stock which he would have owned or have been entitled to receive immediately following any of the events described above

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

had such Warrant been exercised in full immediately prior to any such event. An adjustment made pursuant to this Subsection shall, in the case of a stock dividend or distribution, become effective as of the record date therefor and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of an adjustment made pursuant to this Subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive and shall be evidenced by a Board resolution filed with the Warrant Agent) shall determine the allocation of the Adjusted Purchase Price between or among shares of such classes of capital stock.

     (B) In the event of any adjustment of the total number of shares of Common Stock purchasable upon the exercise of the then outstanding Warrants pursuant to Subsection (A) above, the Purchase Price per share applicable to each such outstanding Warrant shall be adjusted to be the amount resulting from dividing the number of shares (including fractional share interests) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment.

     (C) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within forty-five days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in Subsection (F) below) at the record date mentioned below, the Purchase Price shall be adjusted so that the same shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock offered for subscription or purchase would purchase at such current market price per share of Common Stock, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock offered for subscription or purchase. Such adjustments shall be made whenever such rights or warrants are issued, and shall become effective as of the record date for the determination of stockholders entitled to receive such rights or warrants.

     (D) In case the company shall distribute to all holders of its Common Stock shares of its capital stock (other than Common Stock or shares of capital stock convertible into Common Stock), evidences of its indebtedness or assets, or rights or warrants (excluding those referred to in Subsection (C) above) to subscribe or purchase such shares, evidences of indebtedness or assets, then in each such case the Purchase Price in effect thereafter shall be determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall

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be the total number of outstanding shares of Common Stock multiplied by the current market price per share of Common Stock (as determined in accordance with the provisions of Subsection (F) below) on the record date mentioned below, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board resolution filed with the Warrant Agent) of the capital stock, assets or evidences of indebtedness or of such rights or warrants so distributed to all such holders, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current market price per share of Common Stock. Such adjustments shall be made whenever any such distribution is made, and shall become effective as of the record date for the determination of stockholders entitled to receive such distribution.

     (E) In the event of any capital reorganization or any reclassification of the Common Stock (except as provided in Subsection (A) above or Subsection (I) below), any holder of Warrants upon exercise thereof shall be entitled to receive, in lieu of the Common Stock to which he would have become entitled upon exercise immediately prior to such reorganization or reclassification, the shares (of any class or classes) or other securities or property of the Company that he would have been entitled to receive at the same aggregate Purchase Price upon such reorganization or reclassification if his Warrants had been exercised immediately prior thereto; and in any such case, appropriate provision (as determined by the Board of Directors of the Company, whose determination shall be conclusive and shall be evidenced by a Board resolution filed with the Warrant Agent) shall be made for the application of this Section 10 with respect to the rights and interests thereafter of the holders of Warrants (including but not limited to the allocation of the adjusted Purchase Price between or among shares of classes of capital stock), to the end that this Section 10 (including the adjustments of the number of shares of Common Stock or other securities purchasable and the Purchase Price thereof) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Warrants for any shares or securities or other property thereafter deliverable upon the exercise of the Warrants.

     (F) For the purpose of any computation under Subsections (C) and (D) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing market prices, if the Common Stock is traded on a national securities exchange or the NASDAQ national market system, or the average of the last daily bid and asked quotation if traded on NASDAQ, for the ten consecutive trading days immediately prior to the day in question.

     (G) No adjustment in the Purchase Price under this Section 10 shall be made unless such adjustment would require an increase or decrease of at least one per cent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, that any adjustments which are so carried forward shall be made no later than the earlier of (i) three years after the date of the particular event on account of which an adjustment would be required or (ii) the date as to which the aggregate adjustments not previously made would require a total increase or decrease of 1% in the Purchase Price. All calculations under this Section 10 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (H) Whenever the number of shares of Common Stock or other securities purchasable upon exercise of a Warrant or the Purchase Price is adjusted as provided in this Section 10, the Company will promptly file with the Warrant Agent a certificate signed by the Chairman of the Board, the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth the number and kind of shares purchasable and the Purchase Price, as so adjusted, stating that such adjustments in the number or kind of shares or other securities, or in the Purchase Price, conform to the requirements of this Section 10, and setting forth a brief statement of the facts accounting for such adjustments. Such certificates shall be conclusive evidence of the correctness of such adjustments. Promptly after receipt of such certificate, the Company, or the Warrant Agent at the Company's request, will mail a brief summary thereof (to be supplied by the Company) to the registered holders of the Warrants; provided, however, that failure to file or to give any notice required under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under this Section 10; and provided further, that, where appropriate, such notice may be given in advance and included as part of the notice required to be given pursuant to Section 15 hereof.

     (I) In case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Warrant Agent a supplemental warrant agreement providing that the holder of each Warrant then outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section. The above provision of this Subsection shall similarly apply to successive consolidations, mergers, sales or transfers.

     The Warrant Agent shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental warrant agreement relating to either the kind or amount of shares of stock or securities or property purchasable by holders of Warrant Certificates upon the exercise of their Warrants after any such consolidation, merger, sale or transfer or to any adjustment to be made with respect thereto, but subject to the provisions of
Section 23 hereof, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, a certificate of a firm of independent certified public accountants with respect thereto.

     (J) Irrespective of any adjustments in the Purchase Price or in the number or kind of shares issuable upon exercise of Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrant Certificates initially issuable pursuant to this Warrant Agreement.

     (K) The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board of Directors of the Company or the Executive Committee of said Board, and not disapproved by the Warrant Agent, to make any computation required under this Section, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.

     (L)  For the purpose of this Section, the term "Common Stock" shall mean
(i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company, as amended, at the date of this Agreement or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to this Section, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of capital stock of the Company other than the shares of the Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section, and all other provisions of this Agreement, with respect to the Common Stock shall apply on like terms to any such other shares.

     (M) Anything in this Section 10 to the contrary notwithstanding, if the Company or any subsidiary of the Company grants options or other rights to purchase shares of Common Stock to any of its employees or directors, or if such employees or directors otherwise receive shares of Common Stock under any employee benefit plan of, or compensation agreement or arrangement with, the Company or its subsidiaries, or if the Company offers any dividend reinvestment plans, the granting of such options or rights, the issuance of shares of Common Stock upon the exercise of such options or other rights or pursuant to such plans, agreements or arrangements, and subscriptions for purchases of shares of Common Stock under any such dividend reinvestment plan are not to be taken into consideration for adjustments under this Section 10.

     Section 11. Fractional Interests.  The Company shall not be required to
                 --------------------
issue any Warrant Certificate evidencing a fraction of a Warrant or to issue fractions of shares of Common Stock on the exercise of the Warrants. If any fraction (calculated to the nearest one-hundredth) of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company shall purchase such fraction for an amount in cash equal to the current value of such fraction computed on the basis of the closing market price on the trading day immediately preceding the day upon which such Warrant Certificate was surrendered for exercise in accordance with Section 9 hereof. By accepting a Warrant Certificate, the holder thereof expressly waives any right to receive a Warrant Certificate evidencing any fraction of a Warrant or to receive any fractional share of Common Stock upon exercise of a Warrant.

     Section 12. Reservation of Common Stock.  The Company covenants that it
                 ---------------------------
will at all times reserve and keep available, free from any pre-emptive rights, out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be so issuable shall upon such issue be duly authorized, validly issued, fully paid and nonassessable. Promptly after the Expiration Date of the Warrants, the Warrant Agent shall certify to the Company the aggregate number of Warrants then outstanding, and thereafter no shares of stock shall be subject to reservation in respect of such Warrants.

     The Warrant Agent is hereby irrevocably authorized to requisition from time to time from the transfer agent of the Common Stock and any subsequent transfer agent of any shares of the Company's capital stock issuable upon the exercise of the Warrants, for stock certificates required to honor outstanding Warrants.
The Company hereby irrevocably authorizes its present and any future transfer agent to comply with all such requests. The Company will supply such transfer agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in
Section 11 of this Agreement.

     The Company covenants that if any shares of Common Stock required to be reserved for the purposes of issue upon exercise of the Warrants hereunder require registration with or approval of any governmental authority under any federal or state law, or listing on any national securities exchange, before such shares may be issued upon exercise, the Company will, when and if the fair market value of one share of Common Stock (as defined in Section 11) exceeds the Purchase Price, in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, approved or listed on the relevant national securities exchange, as the case may be; provided, however, that in no event shall shares of Common Stock be issued, and the Company is authorized to suspend the exercise of all Warrants, for the period during which it is endeavoring to obtain such registration, approval or listing.

     Section 13. Reduction of Conversion Price Below Par Value.  Before taking
                 ---------------------------------------------
any action which would cause an adjustment pursuant to Section 10 hereof reducing the Purchase Price below the then par value (if any) of the shares of Common Stock issuable upon exercise of the Warrants, the Company will use its best efforts to take any corporate action which, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

     Section 14. Payment of Taxes.  The Company covenants and agrees that it
                 ----------------
will pay when due and payable any and all Federal and state original issue taxes which may be payable in respect of the issue of the Warrant Certificates, or any shares of Common Stock or other securities upon the exercise of Warrants. The Company shall not, however, be required (i) to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of Warrant Certificates or the issuance or delivery of certificates for Common Stock or other securities in a name other than that of the registered holder of the Warrant Certificate surrendered for purchase or (ii) to issue or deliver any certificate for shares of Common Stock or other securities upon the exercise of any Warrant Certificate until any such tax shall have been paid, all such tax being payable by the holder of such Warrant Certificate at the time of surrender.

     Section 15. Notice of Certain Corporate Action.  In case the Company after
                 ----------------------------------
the date hereof shall propose (i) to offer to all of the holders of Common Stock rights to subscribe to or purchase any additional shares of any class of its capital stock, any evidences of its indebtedness or assets, or any other rights or options in a manner causing an adjustment pursuant to Section 10(A) or (ii) to effect any reclassification of Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock) or any capital reorganization, or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale, transfer or other disposition of its property and assets substantially as an entirety, or the liquidation, voluntary or involuntary dissolution or winding up of the Company, in a manner causing an adjustment pursuant to Section 10(E), then, in each such case, the Company shall file with the Warrant Agent and the Company, or the Warrant Agent on its behalf, shall mail by first-class, postage prepaid mail to all registered holders of the Warrant Certificates notice of such proposed action, which notice shall specify the date on which the books of the Company shall close or a record be taken for such offer of rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other deposition, liquidation, voluntary or involuntary dissolution or winding up shall take place or commence, as the case may be, and which shall also specify any record date for determination of holders of Common Stock entitled to vote thereon or participate therein and shall set forth such facts with respect thereto as shall be reasonably necessary to indicate any adjustments in the Purchase Price and the number or kind of shares or other securities purchasable upon exercise of Warrants which will be required as a result of such action. Such notice shall be filed and mailed in the case of any action covered by clause (i) above, at least ten days prior to the record date for determining holders of the Common Stock for purposes of such action or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record are to be entitled to such offering; and, in the case of any action covered by clause (ii) above, at least twenty days prior to their earlier of the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other deposition, liquidation, voluntary or involuntary dissolution or winding up in expected to become more effective and the date as of which it is expected that holders of shares of Common Stock of record on such date shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding up.

     Failure to give any such notice or any defect therein shall not affect the legality or validity of any transaction listed in this Section 15.

     Section 16. Disposition of Proceeds on Exercise of Warrant Certificates,
                 ------------------------------------------------------------
etc. The Warrant Agent shall account promptly to the Company with respect to
---
Warrants exercised and concurrently pay to the Company all moneys received.

     The Warrant Agent shall keep copies of this Agreement available for inspection by holders of Warrants during normal business hours at its principal corporate trust offices, 40 Wall Street, 46th Floor, New York, New York 10005 and at any office or agency maintained by it in accordance with Section 5 hereof. Copies of this Agreement may be obtained upon written request addressed to Chief Financial Officer, Metropolitan Financial Corporation, 1500 Lincoln Centre, Minneapolis, Minnesota 55402.

     Section 17. Warrant Certificate Holder Not Deemed a Stockholder.  Except
                 ---------------------------------------------------
as otherwise provided in Section 2, prior to the Distribution Date, no holder, as such, of any Warrant Certificate shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrants represented thereby for any purpose whatever, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 15 hereof), or to receive dividends or subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the receipt of the Purchase Price and any other amounts payable upon such exercise by the Warrant Agent as provided herein.

     Section 18. Right of Action.  All rights of action in respect to this
                 ---------------
Agreement are vested in the respective registered holders of the Warrant Certificates; and any registered holder of any Warrant Certificate, without the consent of the Warrant Agent or of the holder of any Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his right to exercise the Warrants evidenced by such Warrant Certificate, for the purchase of shares of the Common Stock in the manner provided in the Warrant Certificate and in this Agreement.

     Section 19. Agreement of Holders of Warrant Certificates.  Every holder
                 --------------------------------------------
of a Warrant Certificate, by accepting the same, consents and agrees with the Company, the Warrant Agent and with every other holder of a Warrant Certificate that:

     (A) The Warrant Certificates are transferable on the registry books of the Warrant Agent only upon the terms and conditions set forth in this Agreement; and

     (B) The Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner for all purposes whatever and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

     Section 20. Cancellation of Warrant Certificates.  In the event that the
                 ------------------------------------
Company shall purchase or otherwise acquire any Warrant Certificate or Certificates after the issuance thereof, such Warrant Certificate or Certificates shall thereupon be delivered to the Warrant Agent and be cancelled by it and retired. The Warrant Agent shall also cancel any Warrant Certificate delivered to it for exercise, in whole or in part, or delivered to it for transfer, split up, combination or exchange. Warrant

Certificates so cancelled shall be delivered by the Warrant Agent to the Company from time to time, or disposed of in accordance with the instructions of the Company.

     Section 21. Concerning the Warrant Agent.  The Company agrees to pay to
                 ----------------------------
the Warrant Agent from time to time, on demand of the Warrant Agent, reasonable compensation for all services rendered by it hereunder and also its reasonable expenses, including counsel fees, and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Warrant Agent, arising out of or in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

     Section 22. Merger or Consolidation or Change of Name of Warrant Agent.
                 ----------------------------------------------------------
Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 24 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original warrant agent and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor warrant agent or in the name of the successor warrant agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

     In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

     The provisions of this Section 22 shall also apply to any agent appointed pursuant to Section 5 hereof.

     Section 23. Duties of Warrant Agent.  The Warrant Agent undertakes the
                 -----------------------
duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrant Certificates by their acceptance thereof, shall be bound:

     (A) The Warrant Agent may consult with counsel (who may be counsel for the Company) and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken, suffered or omitted by it in good faith and in accordance with such opinion; provided, however, that the Warrant Agent shall have exercised reasonable care in the selection of such counsel.

     (B) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certification shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (C) The Warrant Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

     (D) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature on the Warrant Certificates and such statements or recitals as describe the Warrant Agent or action taken or to be taken by it) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (E) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and deliver hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof), or for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate, or for the adjustment of the Purchase Price or the making of any change in the number of shares of Common Stock required under the provisions of Section 10 or for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrant Certificates after actual notice of any adjustment of the Purchase Price), and it shall not by act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will when issued be validly issued, fully paid and nonassessable.

     (F) The Warrant Agent and any stockholder, director, officer, employee or agent appointed pursuant to Section 5 hereof of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it was not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

     (G) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with the Warrant Agent's duties, and it shall not be liable for any action taken or suffered or omitted by it in good faith in accordance with instructions of any such officer.

     (H) The Warrant Agent will not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

     (I) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees or for any loss to the Company resulting from such neglect or misconduct; provided, however, that reasonable care shall have been exercised in the selection and continued employment of such attorneys, agents and employees.

     (J) The Warrant Agent will not incur any lability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken, or any failure to take action, in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by the Warrant Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

     (K) The Warrant Agent will act hereunder solely as agent of the Company in a ministerial capacity, and its duties will be determined solely by the provisions hereof. The Warrant Agent will not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence, bad faith or fulfill misconduct.

     Section 24. Change of Warrant Agent.  The Warrant Agent may resign and be
                 -----------------------
discharged from its duties under this Agreement upon thirty days' prior notice in writing mailed to the Company by registered or certified mail, and to each registered holder of Warrant Certificates. The Company may remove the Warrant Agent or any successor warrant agent upon thirty days' prior notice in writing, mailed to the Warrant Agent or successor warrant agent, as the case may be, by registered or certified mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent and shall, within fifteen days following such appointment, give notice thereof in writing to each of the registered holders of the Warrant Certificates. If the Company shall fail to make such appointment within a period of fifteen days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent, then (i) the Company agrees to perform the duties of the Warrant Agent hereunder and (ii) the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any successor warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company, in good standing, having its principal corporate trust office in Minneapolis or St. Paul, Minnesota, or in New York, New York, and having at the time of its appointment as successor warrant agent a combined capital and surplus of at least $25,000,000. After appointment the responsibilities as if it had been originally named as warrant agent without further act or deed; but the former warrant agent shall deliver and transfer to the successor warrant agent any property at the time held by in hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section, however, or any defect therein shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the Warrant Agent or the appointment of the successor warrant agent, as the case may be.

     Any agent appointed pursuant to Section 5 hereof may resign and be discharged from its duties under this Agreement upon thirty days' prior notice in writing mailed to the Warrant Agent at its principal corporate trust offices by registered or certified mail. The Warrant Agent may remove any such agent upon thirty days' prior notice in writing, mailed to such agent by registered or certified mail. In the event a successor agent shall be appointed or another office shall be maintained by the Warrant Agent pursuant to Section 5 hereof, the Warrant Agent shall within fifteen days thereafter give notice thereof in writing to each of the registered holders of Warrant Certificates.

     Section 25. Issuance of New Warrant Certificates. Notwithstanding any of
                 ------------------------------------
the provisions of this Agreement or the several Warrant Certificates to the contrary, the Company may, at its option, issue new Warrant Certificates in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price or the number or kind of shares purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.

     Section 26. Notices.  Any notice or demand pursuant to this Agreement to
                 -------
be given to or made on the Company by the Warrant Agent or by the registered holder of any Warrant Certificate shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

               Metropolitan Financial Corporation
               1500 Lincoln Centre
               Minneapolis, Minnesota  55402
               Attention:  Chief Financial Officer

Any notice pursuant to this Agreement to be given or made by the Company or by the holder of any Warrant Certificate to or on the Warrant Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) as follows:

               American Stock Transfer and Trust Company
               40 Wall Street, 46th Floor
               New York, New York  10005
               Attention:  Stock Transfer Department

Any notice or demand authorized to be given or made to the registered holder of any Warrant Certificate under this Agreement shall be sufficiently given or made if sent by first-class or registered, postage prepaid mail, to the last address of such holder as it shall appear on the registers maintained by the Warrant Agent.

     Section 27. Modification of Agreement.  The Warrant Agent may, without
                 -------------------------
the consent or concurrence of the holders of the Warrant Certificates, by supplemental agreement or otherwise, concur with the Company in making any changes or corrections in this Agreement that the Warrant Agent shall have been advised by counsel (who may be counsel for the Company) are necessary or desirable to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained, or to make any other provisions in regard to matters or questions arising hereunder and which shall not be inconsistent with the provisions of the Warrant Certificates and which shall not adversely affect the interests of the holders of Warrant Certificates.

     Section 28. Successors.  All the covenants and provisions of this
                 ----------
Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 29. Minnesota Contract.  This Agreement and each Warrant
                 ------------------
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Minnesota and for all purposes shall be construed in accordance with the laws of said State.

     Section 30. Benefits of This Agreement.  Nothing in this Agreement or in
                 --------------------------
the Warrant Certificates shall be construed to give to any person or corporation other than the Company, the Warrant Agent, their respective successors and assigns hereunder and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, their respective successors and assigns hereunder and the registered holders of the Warrant Certificates.

     Section 31. Descriptive Headings.  The descriptive headings of the
                 --------------------
several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     Section 32. Counterparts.  This Agreement may be executed in any number
                 ------------
of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.


                              METROPOLITAN FINANCIAL
                              CORPORATION


                              By     [SIGNATURE]
                                Its    [TITLE]


                              AMERICAN STOCK TRANSFER AND
                              TRUST COMPANY


                              By     [SIGNATURE]
                                Its    [TITLE]

                              and


                              By     [SIGNATURE]
                                Its    [TITLE]

--------------------------------------------------------------------------------



                            FIRST BANK SYSTEM, INC.


                                      AND


                   AMERICAN STOCK TRANSFER AND TRUST COMPANY


                                 WARRANT AGENT



                               _________________



                        SUPPLEMENTAL WARRANT AGREEMENT



                               _________________





                         DATED AS OF  JANUARY 24, 1995


--------------------------------------------------------------------------------

     SUPPLEMENTAL WARRANT AGREEMENT, dated as of January 24, 1995, between First Bank System, Inc., a Delaware corporation (the "Company"), and American Stock Transfer and Trust Company, a New York corporation (said corporation, and any successor which shall become such in the manner prescribed in this Agreement, being herein called the "Warrant Agent").

     WHEREAS, the Warrant Agent is a party to a Warrant Agreement, dated November 20, 1990 (the "Warrant Agreement"), with Metropolitan Financial Corporation, a Delaware corporation ("Metropolitan"); and

     WHEREAS, the Company and Metropolitan are parties to an Agreement of Merger and Consolidation, dated July 21, 1994 (the "Merger Agreement"), pursuant to which Metropolitan was merged (the "Merger") with and into the Company, effective as of the date hereof; and

     WHEREAS, Section 10(I) of the Warrant Agreement provides, among other things, that if Metropolitan is merged into another corporation, the corporation formed by such merger will enter into a supplemental warrant agreement with the Warrant Agent providing that each holder of a warrant (individually, a "Warrant" and collectively the "Warrants") outstanding under the Warrant Agreement shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities or property receivable upon such merger by a holder of the number of shares of common stock, par value $.01 per share ("Metropolitan Common Stock"), for which such Warrant might have been exercised immediately prior to such merger; and

     WHEREAS, it is the intention of the parties that this Agreement serve as the supplemental warrant agreement required by the Warrant Agreement; and

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of the certificates evidencing the Warrants issued under the Warrant Agreement (the "Warrant Certificates") and the exercise of the Warrants.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     Section 1.   Appointment of Warrant Agent.  The Company hereby appoints the
                  ----------------------------
Warrant Agent to act as agent for the Company in accordance with the instructions in this Agreement hereinafter set forth, and the Warrant Agent hereby accepts such appointment.

     Section 2.   Date, Denomination and Execution of Warrant Certificates.
                  --------------------------------------------------------
The Warrant Certificates (and the Form of Election to Purchase and the Form of Assignment to be printed on the reverse thereof) shall be in registered form only and shall be substantially of the tenor and purport recited in Exhibit A to the Warrant Agreement, except the Warrant Certificates issued after the date hereof (the "Effective Date") shall, subject to the provisions of Section 10(j) of the Warrant Agreement, refer to the Company as the issuer thereof, and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall entitle the registered holders thereof, subject to the provisions of this Agreement and of the Warrant Certificate, to purchase, subject to adjustment as provided in Section 8 hereof,
0.90 of a fully paid and nonassessable share of the common stock, par value $1.25 per share (the "Common Stock"), of the Company for each Warrant evidenced by such Warrant Certificates at the price of $6.94 per share.

     Warrant Certificates issued after the Effective Date shall, subject to
Section 10(j) of the Warrant Agreement, be executed on behalf of the Company by its Chairman of the Board, the President or a Vice President either manually or by facsimile signature printed thereon, which shall be attested by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company.

     Section 3.   Maintenance of Office or Agency.  The Warrant Agent, or, if
                  -------------------------------
there shall be no such Warrant Agent, the Company, shall at all times maintain an office or agency at which shall be kept and maintained books for registration of ownership and transfer of ownership in accordance with Section 5 hereof and at which Warrants may be exercised in accordance with Section 7 hereof. Such office or agency shall initially be the corporate trust office of the Warrant Agent.

     Section 4.   Issuance of Warrant Certificates.  Subsequent to the original
                  --------------------------------
issuance of the Warrant Certificates pursuant to Section 6 of the Warrant

Agreement, no Warrant Certificates shall be reissued except (i) Warrant Certificates issued upon transfer thereof in accordance with Section 5 hereof,
(ii) Warrant Certificates issued upon any combination, split-up or exchange of Warrant Certificates pursuant to Section 5 hereof, (iii) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates pursuant to Section 6 hereof, (iv) Warrant Certificates issued upon the partial exercise of Warrant Certificates to evidence the unexercised portion of such Warrant Certificates pursuant to Section 7 hereof and (v) Warrant Certificates issued to reflect any adjustment or change in the Purchase Price or the number or kind of shares purchasable thereunder pursuant to Section 23 hereof. The Warrant Agent is hereby irrevocably authorized to countersign and deliver, in accordance with the provisions of said Sections 5, 6, 7 and 23, the new Warrant Certificates required for purposes thereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purposes.

     Section 5.   Transfers and Exchanges of Warrant Certificates. The Warrant
                  -----------------------------------------------
Agent will keep or cause to be kept books for registration of ownership and transfer of ownership of the Warrant Certificates issued hereunder. Such registers shall show the names and addresses of the respective holders of the Warrant Certificates and the number of Warrants evidenced by each such Warrant Certificate.

     The Warrant Agent shall transfer, from time to time, any outstanding Warrants upon the books to be maintained by the Warrant Agent for that purpose, upon surrender of the Warrant Certificate evidencing such Warrants, with the Form of Assignment duly filled in and executed, to the Warrant Agent, at its principal corporate trust offices in New York, New York or at an office maintained for such purpose at any time prior to the close of business on November 20, 2000 (herein called the "Expiration Date"), and upon payment to the Warrant Agent for the account of the Company of an amount equal to any applicable transfer tax, any other taxes or governmental charges which the Company may be required by law to collect in respect of such exercise and any other amounts required pursuant to the Warrant Certificate. Such payment may be made in cash or by check bank draft or money order, payable in lawful money of the United States of America to the order of the Warrant Agent.

     For purposes of this Agreement, the term "close of business" on any given date shall mean 4:00 p.m., Minneapolis, Minnesota time, on such date; provided, however, that if such date is not a business day it shall mean 4:00 p.m., Minneapolis, Minnesota time, on the next succeeding business day. For purposes of this Agreement the term "business day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in Minneapolis, Minnesota are authorized or obligated by law to be closed.

     Upon receipt of a Warrant Certificate, with the Form of Assignment duly filled in and executed, accompanied by the required payment, the Warrant Agent shall promptly countersign and deliver to the transferee a new Warrant Certificate for the number of full Warrants transferred to such transferee; provided, however, that in case the registered holder of any Warrant Certificate shall elect to transfer fewer than all of the Warrants evidenced by such Warrant Certificate, the Warrant Agent in addition shall promptly countersign and deliver to such registered holder a new Warrant Certificate or Certificates for the number of full Warrants not so transferred.

     Any Warrant Certificate or Certificates may be exchanged at the option of the holder thereof for another Warrant Certificate or Certificates of different denominations, of like tenor and representing in the aggregate the same number of Warrants, upon surrender of such Warrant Certificate or Certificates, with the Form of Assignment duly filed in and executed, to the Warrant Agent, at any time or from time to time prior to the close of business on the Expiration Date.

     Section 6.   Mutilated, Destroyed, Lost or Stolen Warrant Certificates.
                  ---------------------------------------------------------
Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them and reimbursement to them of all reasonable expenses incidental thereto, and, in the case of mutilation, upon surrender and cancellation of the Warrant Certificate, the Warrant Agent shall countersign and deliver a new Warrant Certificate of like tenor for the same number of Warrants.

     Section 7.   Duration and Exercise of Warrants.  The Purchase Price for the
                  ---------------------------------
Common Stock purchasable pursuant to the exercise of Warrants (each of which shall be exercisable to purchase 0.90 of a share of Common Stock), commencing as of the date hereof, shall be $6.94 per share of Common Stock in lawful money of the United States of America, which Purchase Price shall hereafter be subject to adjustment as provided in Section 8 hereof. Except as the context otherwise requires, the term "Purchase Price" as used in this Agreement shall mean the Purchase Price then in effect as of the relevant date and shall reflect all adjustments made in accordance with the provisions of Section 8 hereof. Each Purchase Price shall continue in effect until further adjusted pursuant to the provisions of Section 8 hereof.

     The registered holder of any Warrant Certificates may, subject to Section 9 hereof, exercise each Warrant evidenced thereby, to purchase 0.90 of a share of Common Stock at any time or in part from time to time prior to the close of business on November 20, 2000 (at which time the Warrant Certificates shall be and become wholly void and of no value).

     Exercise of Warrants shall be accomplished upon surrender of the Warrant Certificate evidencing such Warrants, with the Form of Election to Purchase on the reverse side thereof duly filled in and executed, to the Warrant Agent at its principal corporate trust offices in New York, New York or at an office maintained for such purpose together with payment to the Warrant Agent for the account of the Company of the Purchase Price (as of the date of such surrender) for each share of Common Stock then being purchased and an amount equal to any applicable transfer tax, and, if requested by the Company, any other taxes or governmental charges which the Company may be required by law to collect in respect of such exercise and any other charges required pursuant to the Warrant Certificate. Payment of the Purchase Price and other charges may be made in cash or by check, bank draft or money order payable in lawful money of the United States of America to the order of the Warrant Agent. No adjustment shall be made for any cash dividends, whether paid or declared, on any shares of Common Stock issuable upon exercise of a Warrant.

     Upon receipt of a Warrant Certificate, with the Form of Election to Purchase duly filled in and executed, accompanied by payment of the Purchase Price for the Common Stock to be purchased (and of an amount equal to any applicable taxes, governmental or other charges as aforesaid), the Warrant Agent shall promptly requisition from the Transfer Agent of the Common Stock of the Company and deliver to or upon the order of the registered holder of such Warrant Certificate in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of Common Stock to be purchased, together with cash made available by the Company pursuant to Section 9 hereof in respect of any fraction of a share of such stock otherwise issuable upon such exercise.

     In case the registered holder of any Warrant Certificate shall exercise fewer than all of the Warrants evidenced by such Warrant Certificate, the Warrant Agent shall promptly countersign and deliver to the registered holder of such Warrant Certificate, or to his duly authorized assigns, a new Warrant Certificate or Certificates evidencing the number of Warrants that were not so exercised. The Warrant Agent may deem and treat the person named as the registered holder on the face of the Warrant Certificate and of the Common Stock as the true and lawful owner thereof for all purposes.

     Each person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of such shares represented thereby and such certificate shall be dated the date upon which the Warrant Certificate was duly surrendered in proper form and payment of the Purchase Price (and of any applicable taxes, governmental or other charges) was made; provided, however,
                                                           --------  -------
that if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the stock transfer books of the Company are open. The Company covenants and agrees that it shall not cause its stock transfer books to be closed for a period of more than ten consecutive business days except upon consolidation, merger, sale of all or substantially all of its assets, dissolution or liquidation.

     Section 8.   Adjustments of Number and Kind of Shares Purchasable and
                  --------------------------------------------------------
Purchase Price.  The initial number of shares of Common Stock purchasable upon
--------------
exercise of a Warrant and the Purchase Price shall be subject to adjustment from time to time upon the occurrence, after the Effective Date, of the following events:

     (A) In case the Company shall (1) pay a dividend in, or make a distribution of, shares of Common Stock or of the Company's capital stock convertible into Common Stock on its outstanding Common Stock, (2) subdivide its outstanding shares of Common on Stock into a greater number of such shares or (3) combine its outstanding shares of Common Stock into a smaller number of such shares, the total number of shares of Common Stock and the number of shares of capital stock convertible into Common Stock purchasable upon the exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the holder of any Warrant Certificate thereafter surrendered for the purchase of Common Stock shall be entitled to receive at the same aggregate Common Stock Purchase Price the number of shares of Common Stock and the number of shares of the Company's capital stock convertible into Common Stock which he would have owned or have been entitled to receive immediately following any of the events described above had such Warrant been exercised in full immediately prior to any such event. An adjustment made pursuant to this Subsection shall, in the case of a stock dividend or distribution, become effective as of the record date therefor and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of an adjustment made pursuant to this Subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive and shall be evidenced by a Board resolution filed with the Warrant Agent) shall determine the allocation of the adjusted Purchase Price between or among shares of such classes of capital stock

     (B) In the event of any adjustment of the total number of shares of Common Stock purchasable upon the exercise of the then outstanding Warrants pursuant to Subsection (A) above, the Purchase Price per share applicable to each such outstanding Warrant shall be adjusted to be the amount resulting from dividing the number of shares (including fractional share interests) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment.

     (C) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within forty-five days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in Subsection (F) below) at the record date mentioned below, the Purchase Price shall be adjusted so that the same shall equal the price determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock offered for subscription or purchase would purchase at such current market price per share of Common Stock, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock offered for subscription or purchase. Such adjustments shall be made whenever such rights or warrants are issued, and shall become effective as of the record date for the determination of stockholders entitled to receive such rights or warrants.

     (D) In case the Company shall distribute to all holders of its Common Stock shares of its capital stock (other than Common Stock or shares of capital stock convertible into Common Stock), evidences of its indebtedness or assets, or rights or warrants (excluding those referred to in Subsection (C) above) to subscribe for or purchase such shares, evidences of indebtedness or assets, then in each such case the Purchase Price in effect thereafter shall be determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the current market price per share of Common Stock (as determined in accordance with the provisions of Subsection (F) below) on the record date mentioned below, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board resolution filed with the Warrant Agent) of the capital stock, assets or evidences of indebtedness or of such rights or warrants so distributed to all such holders, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current market price per share of Common Stock. Such adjustments shall be made whenever any such distribution is made, and shall become effective as of the record date for the determination of stockholders entitled to receive such distribution.

     (E) In the event of any capital reorganization or any reclassification of the Common Stock (except as provided in Subsection (A) above or Subsection (I) below), any holder of Warrants upon exercise thereof shall be entitled to receive, in lieu of the Common Stock to which he would have become entitled upon exercise immediately prior to such reorganization or reclassification, the shares (of any class or classes) or other securities or property of the Company that he would have been entitled to receive at the same aggregate Purchase Price upon such reorganization or reclassification if his Warrants had been exercised immediately prior thereto and in any such case, appropriate provision (as determined by the Board of Directors of the Company, whose determination shall be conclusive and shall be evidenced by a Board resolution filed with the Warrant Agent) shall be made for the application of this Section 8 with respect to the rights and interests thereafter of the holders of Warrants (including but not limited to the allocation of the adjusted Purchase Price between or among shares of classes of capital stock) to the end that this Section 8 (including the adjustments of the number of shares of Common Stock or other securities purchasable) and the Purchase Price thereof shall thereafter be reflected, as nearly as reasonably practicable in all subsequent exercises of the Warrants for any shares or securities or other property thereafter deliverable upon the exercise of the Warrants.

     (F) For the purpose of any computation under Subsections (C) and (D) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing market prices, if the Common Stock is traded on a national securities exchange or the NASDAQ National Market, or the average of the last daily bid and asked quotation if traded on NASDAQ, for the ten consecutive trading days immediately prior to the day in question.

     (G) No adjustment in the Purchase Price under this Section 8 shall be made unless such adjustment would require an increase or decrease of at least one per cent (1%) in the Purchase Price; provided, however, that any adjustments which
                                 --------  -------
by reason of this Subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided,
                                                                 --------
further, that any adjustments which are so carried forward shall be made no
-------
later than the earlier of (i) three years after the date of the particular event on account of which an adjustment would be required or (ii) the date as to which the aggregate adjustments not previously made would require a total increase or decrease of 1% in the Purchase Price. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

     (H) Whenever the number of shares of Common Stock or other securities purchasable upon exercise of a Warrant or the Purchase Price is adjusted as provided in this Section 8, the Company will promptly file with the Warrant Agent a certificate signed by the Chairman of the Board, the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth the number and kind of shares purchasable and the Purchase Price, as so adjusted, stating that such adjustments in the number or kind of shares or other securities, or in the Purchase Price, conform to the requirements of this Section 8, and setting forth a brief statement of the facts accounting for such adjustments. Such certificates shall be conclusive evidence of the correctness of such adjustments. Promptly after receipt of such certificate, the

Company, or the Warrant Agent at the Company's request, will mail a brief summary thereof (to be supplied by the Company) to the registered holders of the Warrants; provided, however, that failure to file or to give any notice required
          --------  -------
under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under this Section 8; and, provided, further,
                                                            --------- -------
that, where appropriate, such notice may be given in advance and included as part of the notice required to be given pursuant to Section 13 hereof.

     (I) In case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Warrant Agent a supplemental warrant agreement providing that the holder of each Warrant then outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section. The above provision of this Subsection shall similarly apply to successive consolidations, mergers, sales or transfers.

     The Warrant Agent shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental warrant agreement requiring to either the kind or amount of shares of stock or securities or property purchasable by holders of Warrant Certificates upon the exercise of their Warrants after any such consolidation, merger, sale or transfer or to any adjustment to be made with respect thereto, but subject to the provisions of Section 21 hereof, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, a certificate of a firm of independent certified public accountants with respect thereto.

     (J) Irrespective of any adjustments in the Purchase Price or in the number or kind of shares issuable upon exercise of Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrant Certificates initially issued pursuant to this Warrant Agreement.

     (K) The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board of Directors of the Company or the Executive Committee of said Board, and not disapproved by the Warrant Agent, to make any computation required under this Section, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.

     (L) For the purpose of this Section, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company, as amended, at the Effective Date or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to this Section, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of capital stock of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section, and all other provisions of this Agreement with respect to the Common Stock shall apply on like terms to any such other shares.

     (M) Anything in this Section 8 to the contrary notwithstanding, if the Company or any subsidiary of the Company grants options or other rights to purchase shares of Common Stock to any of its employees or directors, or if such employees or directors otherwise receive shares of Common Stock under any employee benefit plan of, or compensation agreement or arrangement with, the Company or its subsidiaries, or if the Company offers any dividend reinvestment plans, the granting of such options or rights, the issuance of shares of Common Stock upon the exercise of such options or other rights or pursuant to such plans, agreements or arrangements, and subscriptions for purchases of shares of Common Stock under any such dividend reinvestment plan are not to be taken into consideration for adjustments under this Section 8.

     Section 9.   Fractional Interests.  The Company shall not be required to
                  --------------------
issue any Warrant Certificate evidencing a fraction of a Warrant or to issue fractions of shares of Common Stock on the exercise of the Warrants. If any fraction (calculated to the nearest one hundredth) of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company shall purchase such fraction for an amount in cash equal to the current value of such fraction computed on the basis of the closing market price on the trading day immediately preceding the day upon which such Warrant Certificate was surrendered for exercise in accordance with Section 7 hereof. By accepting a Warrant Certificate, the holder thereof expressly waives any right to receive a Warrant Certificate evidencing any fraction of a Warrant or to receive any fractional share of Common Stock upon exercise of a Warrant.

     Section 10.  Reservation of Common Stock.  The Company covenants that it
                  ---------------------------
will at all times from an after the Effective Time reserve and keep available, free from any pre-emptive rights, out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be so issuable shall upon such issue be duly authorized, validly issued, fully paid and nonassessable. Promptly after the Expiration Date of the Warrants, the Warrant Agent shall certify to the Company the aggregate number of Warrants then outstanding, and thereafter no shares of stock shall be subject to reservation in respect of such Warrants.

     The Warrant Agent is hereby irrevocably authorized to requisition from time to time from the transfer agent of the Common Stock, and any subsequent transfer agent of any shares of the Company's capital stock issuable upon the exercise of the Warrants, stock certificates required to honor outstanding Warrants. The Company hereby irrevocably authorizes its present and any future transfer agent to comply with all such requests. The Company will supply such transfer agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 9 of this Agreement.

     The Company covenants that if any shares of Common Stock required to be reserved for the purposes of issue upon exercise of the Warrants hereunder require registration with or approval of any governmental authority under any federal or state law, or listing on any national securities exchange, before such shares may be issued upon exercise, the Company will, in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, approved or listed on the relevant national securities exchange, as the case may be; provided, however, that in no event shall shares of Common Stock be issued,
    --------  -------
and the Company is authorized to suspend the exercise of all Warrants, for the period during which it is endeavoring to obtain such registration, approval or listing.

     Section 11.  Reduction of Conversion Price Below Par Value.  Before taking
                  ---------------------------------------------
any action which would cause an adjustment pursuant to Section 8 hereof reducing the Purchase Price below the then par value (if any) of the shares of Common Stock issuable upon exercise of the Warrants, the Company will use its best efforts to take any corporate action which, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

     Section 12.  Payment of Taxes.  The Company covenants and agrees that it
                  ----------------
will pay when due and payable any and all Federal and state original issue taxes which may be payable in respect of the issue of any shares of Common Stock or other securities upon the exercise of Warrants. The Company shall not, however, be required (i) to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of Warrant Certificates or the issuance or delivery of certificates for Common Stock or other securities in a name other than that of the registered holder of the Warrant Certificate surrendered for purchase or (ii) to issue or deliver any certificate for shares of Common Stock or other securities upon the exercise of any Warrant Certificate until any such tax shall have been paid, all such tax being payable by the holder of such Warrant Certificate at the time of surrender.

     Section 13.  Notice of Certain Corporate Action.  In case the Company after
                  ----------------------------------
the Effective Date shall propose (i) to offer to all of the holders of Common Stock rights to subscribe to or purchase any additional shares of any class of its capital stock, any evidences of its indebtedness or assets, or any other rights or options in a manner causing an adjustment pursuant to Section 8(A) or
(ii) to effect any reclassification of Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock) or any capital reorganization, or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale, transfer or other disposition of its property and assets substantially as an entirety, or the liquidation, voluntary or involuntary dissolution or winding up of the Company, in a manner causing an adjustment pursuant to Section 8(E), then, in each such case, the Company shall file with the Warrant Agent and the Company, or the Warrant Agent on its behalf, shall mail by first class postage prepaid mail to all registered holders of the Warrant Certificates notice of such proposed action, which notice shall specify the date on which the books of the Company shall close or a record be taken for such offer of rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding up shall take place or commence, as the case may be, and which shall also specify any record date for determination of holders of Common Stock entitled to vote thereon or participate therein and shall set forth such facts with respect thereto as shall be reasonably necessary to indicate any adjustments in the Purchase Price and the number or kind of shares or other securities purchasable upon exercise of Warrants which will be required as a result of such action. Such notice shall be filed and mailed in the case of any action covered by clause (i) above, at least ten days prior to the record date for determining holders of the Common Stock for purposes of such action or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record are to be entitled to such offering; and, in the case of any action covered by clause (ii) above, at least twenty days prior to the earlier of the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding up is expected to become effective and the date as of which it is expected that holders of shares of Common Stock of record on such date shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding up.

     Failure to give any such notice or any defect therein shall not affect the legality or validity of any transaction listed in this Section 13.

     Section 14.  Disposition of Proceeds on Exercise of Warrant Certificates,
                  -----------------------------------------------------------
Etc.  The Warrant Agent shall account promptly to the Company with respect to
---
Warrants exercised and concurrently pay to the Company all moneys received.

     The Warrant Agent shall keep copies of this Agreement available for inspection by holders of Warrants during normal business hours at its principal corporate trust offices, 40 Wall Street, 46th Floor, New York, New York 10005 and at any office or agency maintained by it in accordance with Section 3 hereof. Copies of this Agreement may be obtained upon written request addressed to Corporate Secretary, First Bank System, Inc., First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402.

     Section 15.  Warrant Certificate Holder Not Deemed a Stockholder.  No
                  ---------------------------------------------------
holder, as such, of any Warrant Certificate shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrants represented thereby for any purpose whatever, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to given or withhold consent to any corporate action (whether upon any recapitalization, issue of stock reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 13 hereof, or to receive dividends or subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the receipt of the Purchase Price and any other amounts payable upon such exercise by the Warrant Agent as provided herein.

     Section 16.  Right of Action.  All rights of action in respect to this
                  ---------------
Agreement are vested in the respective registered holders of the Warrant Certificates; and any registered holder of any Warrant Certificate, without the consent of the Warrant Agent or of the holder of any Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his right to exercise the Warrants evidenced by such Warrant Certificate, for the purchase of shares of the Common Stock in the manner provided in the Warrant Certificate and in this Agreement.

     Section 17.  Agreement of Holders of Warrant Certificates.  Every holder of
                  --------------------------------------------
a Warrant Certificate, by accepting the same, consents and agrees with the Company, the Warrant Agent and with every other holder of a Warrant Certificate that:

     (A) The Warrant Certificates are transferable on the registry books of the Warrant Agent only upon the terms and conditions set forth in this Agreement: and

     (B) The Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner for all purposes whatever and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

     Section 18.  Cancellation of Warrant Certificate.  In the event that the
                  -----------------------------------
Company shall purchase or otherwise acquire any Warrant Certificate or Certificates after the issuance thereof, such Warrant Certificate or Certificates shall thereupon be delivered to the Warrant Agent and be canceled by it and retired. The Warrant Agent shall also cancel any Warrant Certificate delivered to it for exercise, in whole or in part, or delivered to it for transfer, split up, combination or exchange. Warrant Certificates so canceled shall be delivered by the Warrant Agent to the Company from time to time, or disposed of in accordance with the instructions of the Company.

     Section 19.  Concerning the Warrant Agent.  The Company agrees to pay to
                  ----------------------------
the Warrant Agent from time to time, on demand of the Warrant Agent, reasonable compensation for all services rendered by it hereunder and also its reasonable expenses, including counsel fees, and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Warrant Agent, arising out of or in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

     Section 20.  Merger or Consolidation or Change of Name of Warrant Agent.
                  ----------------------------------------------------------
Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of
Section 22 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original warrant agent and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor warrant agent or in the name of the successor warrant agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

     In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

     The provisions of this Section 20 shall also apply to any agent appointed pursuant to Section 3 hereof.

     Section 21.  Duties of Warrant Agent.  The Warrant Agent undertakes the
                  -----------------------
duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrant Certificates by their acceptance thereof, shall be bound;

     (A) The Warrant Agent may consult with counsel (who may be counsel for the Company) and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken, suffered or omitted by it in good faith and in accordance with such opinion; provided, however, that the Warrant Agent shall have exercised reasonable care
--------  -------
in the selection of such counsel.

     (B) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certification shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (C) The Warrant Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

     (D) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature on the Warrant Certificates and such statements or recitals as describe the Warrant Agent or action taken or to be taken by it) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (E) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof), or for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate, or for the adjustment of the Purchase Price or the making of any change in the number of shares of Common Stock required under the provisions of Section 8 or for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrant Certificates after actual notice of any adjustment of the Purchase Price), and it shall not by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of the shares of Common Stock to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will when issued be validly issued, fully paid and nonassessable.

     (F) The Warrant Agent and any stockholder, director, officer, employee or agent appointed pursuant to Section 3 hereof of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it was not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

     (G) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with the Warrant Agent's duties, and it shall not be liable for any action taken or suffered or omitted by it in good faith in accordance with instructions of any such officer.

     (H) The Warrant Agent will not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

     (I) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees or for any loss to the Company resulting from such neglect or misconduct; provided, however, that reasonable care shall
                                 --------  -------
have been exercised in the selection and continued employment of such attorneys, agents and employees.

     (J) The Warrant Agent will not incur any liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken, or any failure to take action, in reliance on any notice, resolution waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by the Warrant Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

     (K) The Warrant Agent will act hereunder solely as agent of the Company in a ministerial capacity, and its duties will be determined solely by the provisions hereof. The Warrant Agent will not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence, bad faith or willful misconduct.

     Section 22.  Change of Warrant Agent.  The Warrant Agent may resign and be
                  -----------------------
discharged from its duties under this Agreement upon thirty days prior notice in writing mailed to the Company by registered or certified mail, and to each registered holder of Warrant Certificates. The Company may remove the Warrant Agent or any successor warrant agent upon thirty days' prior notice in writing, made to the Warrant Agent or successor warrant agent, as the case may be, by registered or certified mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent and shall, within fifteen days following such appointment, give notice thereof in writing to each of the registered holders of the Warrant Certificates. If the Company shall fail to make such appointment within a period of fifteen days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent, then (i) the Company agrees to perform the duties of the Warrant Agent hereunder and (ii) the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any successor warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company, in good standing, having its principal corporate trust office in Minneapolis or St. Paul, Minnesota, or in New York, New York, and having at the time of its appointment as successor warrant agent a combined capital and surplus of at least $25,000,000. After appointment the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as warrant agent without further act or deed; but the former warrant agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to given any notice provided for in this Section, however, or any defect therein shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be.

     Any agent appointed pursuant to Section 3 hereof may resign and be discharged from its duties under this Agreement upon thirty days' prior notice in writing mailed to the Warrant Agent at its principal corporate trust offices by registered or certified mail. The Warrant Agent may remove any such agent upon thirty days' prior notice in writing, mailed to such agent by registered or certified mail in the event a successor agent shall be appointed or another office shall be maintained by the Warrant Agent pursuant to Section 3 hereof, the Warrant Agent shall within fifteen days thereafter given notice thereof in writing to each of the registered holders of Warrant Certificates.

     Section 23.  Issuance of New Warrant Certificates. Notwithstanding any of
                  ------------------------------------
the provisions of this Agreement or the several Warrant Certificates to the contrary, the Company may, at its option, issue new Warrant Certificates in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price or the number or kind of shares purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.

     Section 24.  Notices.  Any notice or demand pursuant to this Agreement to
                  -------
be given to or made on the Company by the Warrant Agent or by the registered holder of any Warrant Certificate shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

                  First Bank System, Inc.
                  First Bank Place
                  601 Second Avenue South
                  Minneapolis, Minnesota 55402
                  Attention: Corporate Secretary

Any notice pursuant to this Agreement to be given or made by the Company or by the holder of any Warrant Certificate to or on the Warrant Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) as follows:

                  American Stock Transfer and Trust Company
                  40 Wall Street, 46th Floor
                  New York, New York 10005
                  Attention: Stock Transfer Department

Any notice or demand authorized to be given or made to the registered holder of any Warrant Certificate under this Agreement shall be sufficiently given or made if sent by first-class or registered, postage prepaid mail, to the last address of such holder as it shall appear on the registers maintained by the Warrant Agent.

     Section 25.  Modification of Agreement.  The Warrant Agent may, without the
                  -------------------------
consent or concurrence of the holders of the Warrant Certificates, by supplemental agreement or otherwise, concur with the Company in making any changes or corrections in this Agreement that the Warrant Agent shall have been advised by counsel (who may be counsel for the Company) are necessary or desirable to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained, or to make any other provisions in regard to matters or questions arising hereunder and which shall not be inconsistent with the provisions of the Warrant Certificates and which shall not adversely affect the interests of the holders of Warrant Certificates.

     Section 26.  Successors.  All the covenants and provisions of this
                  ----------
Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 27.  Minnesota Contract.  This Agreement and each Warrant
                  ------------------
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Minnesota and for all purposes shall be construed in accordance with the laws of said State.

     Section 28.  Benefits of This Agreement.  Nothing in this Agreement or in
                  --------------------------
the Warrant Certificates shall be construed to give to any person or corporation other than the Company, the Warrant Agent, their respective successors and assigns hereunder and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, their respective successors and assigns hereunder and the registered holders of the Warrant Certificates.

     Section 29.  Descriptive Headings.  The descriptive headings of the several
                  --------------------
Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     Section 30.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

     Section 31.  Effectiveness.  This Agreement shall become effective on the
                  -------------
Effective Date, at which time the Warrant Agreement shall be deemed to have been superseded in its entirety by this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.

                                              FIRST BANK SYSTEM, INC.


                                              By     [SIGNATURE]
                                                Its    [TITLE]

                                              AMERICAN STOCK TRANSFER AND
                                              TRUST COMPANY


                                              By     [SIGNATURE]
                                                Its    [TITLE]

                                              and

                                              By     [SIGNATURE]
                                                Its    [TITLE]

                              [FRONT OF WARRANT]

                              VOID AFTER 4 P.M.,
               MINNEAPOLIS, MINNESOTA TIME ON NOVEMBER 20, 2000

Certificate Number                                        Number of Warrants

    ________________                                       ________________


                      METROPOLITAN FINANCIAL CORPORATION
               WARRANT CERTIFICATE FOR PURCHASE OF COMMON STOCK


THIS CERTIFIES THAT:

    ____________________________

or registered assigns, is the registered holder of the number of Warrants set forth above. Each Warrant entitles the holder thereof to purchase from Metropolitan Financial Corporation, a corporation incorporated under the laws of the State of Delaware (the "Company"), subject to the terms and conditions set forth hereinafter and in the Warrant Agreement hereinafter referred to, one-half of one fully paid and nonassessable share of Common Stock, par value $.01 per share of the Company (the "Common Stock"), upon presentation and surrender of this Warrant Certificate, with the form of election to purchase duly executed, the instructions for the registration and delivery of Common Stock filled in, at any time at or prior to 4:00 p.m., Minneapolis, Minnesota time, on November 20, 2000, at the principal corporate trust offices of American Stock Transfer and Trust Company, 40 Wall Street, New York, New York 10005, the Warrant Agent of the Company (the "Warrant Agent") or of its successor warrant agent or, if there be no successor warrant agent at the corporate offices of the Company, or at an office or agency maintained for such purpose, and upon payment of the purchase price (as hereinafter defined) and any applicable taxes and charges. The purchase price per share of Common Stock is $12.50 (the "Purchase Price"). The Purchase Price and the number and kind of shares of stock of the Company, purchasable upon the exercise of the Warrants represented hereby are subject to modification and adjustment upon the happening of certain events set forth in the Warrant Agreement.

     This Warrant Certificate is subject to all of the terms, provisions and conditions of the Warrant Agreement, dated as of November 20, 1990 (the "Warrant Agreement"), between the Company and the Warrant Agent, to all of which terms, provisions and conditions the registered holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Warrant Agent, the Company and the holders of the Warrant Certificates. Copies of the Warrant Agreement are available for inspection at the corporate trust office of the Warrant Agent or at the office or agency maintained for such purpose referred to above.

     The Company shall not be required upon the exercise of the Warrants evidenced by this Warrant Certificate to issue fractions of shares, but shall make adjustment therefor to cash on the basis of the current market value of any fractional interest (computed as provided in the Warrant Agreement). In no event shall the Company be required to issue fractions of Warrants.

     The Warrant Certificate, with or without other certificates, upon surrender to the Warrant Agent, any successor warrant agent or, in the absence of any successor warrant agent, at the corporate offices of the Company, or at the office or agency maintained for such purposes referred to above, may be exchanged for another Warrant Certificate or Certificates evidencing in the aggregate the same number of Warrants as the Warrant Certificate or Certificates so surrendered. If the Warrants evidenced by this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Certificates evidencing the number of Warrants not so exercised.

     No holder of this Warrant Certificate, as such, shall be entitled to vote on or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder of this Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action hereunder upon any recapitalization, issue of stock, reclassification of stock, change or par value or change of stock to no par value, consolidation, merger, conveyance or otherwise or to reserve notice of meetings or other actions affecting stockholders (except as provided in the Warrant Agreement), or to receive dividends or subscription rights or otherwise, until the Warrants evidenced by this Warrant Certificate shall have been exercised and the Common Stock or any other securities of the Company purchasable upon the exercise thereof shall have become deliverable as provided in the Warrant Agreement.

     If the Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's Common Stock or any other securities of the Company purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate are closed for any purpose, the Company shall not be required to make delivery of certificates for shares or other securities purchasable upon such exercise until the date of the reopening of said transfer books.

     Every holder of this Warrant Certificate by accepting the same consents and agrees with the Company, the Warrant Agent, and with every other holder of a Warrant Certificate that:

     (a) the Warrant Certificate is transferable on the registry books of the Warrant Agent and upon the terms and conditions set forth in the Warrant Agreement; and

     (b) the Company and the Warrant Agent may deem and treat the person in whose name this Warrant Certificate is registered as the absolute owner hereof for all purposes whatever and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

     The Company shall not be required to issue or deliver any certificate for shares of Common Stock or other securities upon the exercise of Warrants evidenced by this Warrant Certificate until any tax which may be payable in respect thereof shall have been paid, such tax being payable by the holder of this Warrant Certificate at the time of surrender.

     This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

     In Witness Whereof, Metropolitan Financial Corporation has caused this Certificate to bear the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:    November 28, 1990

Countersigned:

AMERICAN STOCK TRANSFER &           METROPOLITAN FINANCIAL
TRUST COMPANY                       CORPORATION
(NEW YORK, NY) WARRANT AGENT


By__________________________        _____________________________________
Authorized Signature                Chairman and Chief Executive Officer


                                    _____________________________________
                                    Treasurer

                               [BACK OF WARRANT]

Under the terms of the Warrant Agreement, dated as of November 20, 1990, between the Company and American Stock Transfer and Trust Company, as Warrant Agent, the Company has deposited with the Warrant Agent one share of $2.875 Cumulative Perpetual Preferred Stock, Series B, of the Company, par value $.01 per share, for each Warrant to purchase one-half of one share of Common Stock of the Company represented hereby. Until 4:00 p.m., Minneapolis, Minnesota time, on the "Distribution Date" (as defined below), the registered owner of Warrants represented by this certificate is the beneficial owner of such number of shares of Preferred Stock. As soon as practicable after 4:00 p.m., Minneapolis, Minnesota time, on February 19, 1991 or such earlier date as may be publicly announced by the Company with the consent of Dain Bosworth Incorporated and Piper, Jaffray & Hopwood Incorporated (the earlier of such dates being the "Distribution Date"), the Warrant Agent will mail (by first-class, insured, postage prepaid mail) to the holder in whose name the Warrants represented by this Certificate are registered as of 4:00 p.m., Minneapolis, Minnesota time, on the Distribution Date, at the address of such holder as such address shall appear on the records of the Warrant Agent, a certificate evidencing such shares of Preferred Stock registered in the name of such holder. Ownership of such Preferred Stock is not transferable until after 4:00 p.m., Minneapolis, Minnesota time, on the Distribution Date, except by and in connection with the transfer of the Warrants represented by this certificate, and every transfer hereof by the holder hereof at or prior to such time on the Distribution Date shall effect the transfer of the beneficial interest of such holder in the Preferred Stock. After 4:00 p.m., Minneapolis, Minnesota time, on the Distribution Date, the holder of the Warrants represented by this certificate is not, by virtue of being such holder, the beneficial owner of the Preferred Stock. By accepting the Warrants represented by this certificate, the holder hereof shall (prior to 4:00 p.m., Minneapolis, Minnesota time, on the Distribution Date) possess all other rights and obligations of a holder of Preferred Stock as fully and effectually as if he had received the same.

                              FORM OF ASSIGNMENT

   (To Be Executed by the Registered Holder if He Desires to Assign Warrants
                 Evidenced by the Within Warrant Certificate.)

     FOR VALUE RECEIVED __________ hereby sells, assigns and transfers unto __________ Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint __________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.

Dated:  ________                                      _______________________
                                                                    Signature

NOTICE:  THE ABOVE SIGNATURE MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
          FACE OF THE WITHIN WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature Guaranteed:
                         FORM OF ELECTION TO PURCHASE

 (To Be Executed by the Holder if He Desires to Exercise Warrants Evidenced by
                       the Within Warrant Certificate.)

To:  METROPOLITAN FINANCIAL CORPORATION.

     The undersigned hereby irrevocably elects to exercise ________ Warrants evidenced by the within Warrant Certificate for, and to purchase thereunder, ________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $________ and any applicable taxes and other charges.


     The undersigned requests that certificates for such shares be issued in the name of

     PLEASE PRINT NAME AND ADDRESS             PLEASE INSERT SOCIAL SECURITY OR
                                                  TAX IDENTIFICATION NUMBER

________________________________________   ________________________
________________________________________   ________________________
________________________________________   ________________________

     If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to

________________________________________
                                (Please print name and address)


________________________________________
________________________________________

Dated:  ________
                                                   ___________________________
                                                                     Signature

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed, and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed: